© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
May 10, 2011
Earnings Webcast & Conference Call
Third Quarter Fiscal Year 2011
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,”
“anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A.  Risk Factors” of our Annual
Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.
These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service;
any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients;
Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and
competitive conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
Third Quarter Fiscal Year 2011 Dan Sheldon, CFO
Results and Full Year Guidance
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Rick Rodick, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales and Revenue Growth Opportunities

Financial Highlights
Revenues for the quarter were up 7% and in line with
expectations
Driven primarily by acquisitions, the Penson outsourcing services agreement, higher volumes and revenues from net new business (defined as closed sales less client losses), offset by lower event-driven (ED) revenues
(as anticipated)
Diluted earnings per share from continuing operations were up
$0.03 from last year to $0.25
Primarily due to the revenue increase and lower weighted-average shares outstanding
Opportunistically repurchased about 3.6M Broadridge shares
during the quarter at an average price of approximately $22.82 per share
Fiscal year-to-date, we have repurchased about 8.3M Broadridge shares at an average price of approximately $21.78 per share

Closed Sales & Revenue Growth Opportunities
Closed sales for the quarter were $20M
Year-to-date closed sales of $92M
Year-to-date recurring revenue closed sales have been solid at $72M
Full year closed sales guidance is $135-180M and recurring revenue closed sales guidance remains at $110-150M
Recurring revenue closed sales should translate into 5-7 percentage points of future revenue growth
The marketplace reaction has been very positive to our recent acquisitions of Matrix,
Access Data, NewRiver, City Networks and Forefield
We have added more sales resources to support these acquired businesses
We recently entered into an agreement with Charles Schwab to expand the sales reporting and data delivery capabilities now provided to Schwab’s mutual fund partners
As a central industry data hub, Broadridge is greatly simplifying the exchange of information between manufacturers and intermediaries

Access Data Business Opportunity
SCHWAB
Broker 2
Broker 3
Broker 4
Broker 5
Broker 6
Broker 7
Broker 8
Broker >
Fund 1
Fund 2
Fund 3
Fund 4
Fund 5
Fund 6
Fund 7
Fund 8
Fund >
Total Market Size Opportunity
$400 - 500 Million
Broker 1
Broker 2
Broker 3
Broker >
Fund 1
Fund 2
Fund 3
Fund >
Old Process
BR Process
BROADRIDGE
12
Solution
Modules
more in
development
Solution
Module
Solution
Module
Solution
Module

Revenue Growth Drivers
Net New Business Q3 +2% with sales contributing 3% and retention rates at 99% (loss rate 1%)
Internal growth Q3 at 1% and saw improvements in trades per day and Mutual Fund interims
Acquisitions in last 12 months performing at plan or better (revenue and EBITDA)
ED and Distribution still feeling impact from lower Mutual Fund Proxies and Corporate Actions
As expected, margins impacted by revenue mix, acquisitions and key initiatives
Historical CAGR 3Q 3Q YTD Forecast
(FY05-FY10)
FY11 FY11
FY11
6% Total Revenue Growth 7% (5)% (3)-(2)%
4%
Closed Sales
(Recurring)
3% 2% 2%
(2)%
Client Losses
(1)% (1)% (1)%
2%
Net New Business
2% 1% 1%
3%
Internal Growth
(a)
1% 1% 0-1%
0%
Acq/FX/Other
9% 5% 5%
5%
Total Recurring
12% 7% 6-7%
1% Event-Driven
(b)
& Distribution (5)% (12)% (9)%
EBIT Margin 10.1% 6.8% 12.7-13.4%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment

Segment Results & Forecast – Investor Communication Solutions
Full-year revenue expected to be down slightly as compared to the previous forecast due to lower distribution revenues.  Full-year fee range is on track
Including acquisitions, YTD recurring fee revenue is up over 15% with full year growth expected to be the same
Revenue from closed sales is on track to contribute 5 points
Client revenue retention rate maintained at greater than 99%
Matrix and other acquisitions projected to contribute 11 points
Minimal impact expected from internal growth as quarter and YTD trends remain flat.  Mutual fund interim position growth of 9% offset lower volumes in Transaction Reporting and Fulfillment.  Equity position growth expected to be flat
As expected, ED activity remains low and full-year ED guidance remains unchanged at ~$175M
Third quarter margins benefited from higher revenue, however, full-year continues to be impacted by lower ED activity
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q3: $369M/ 3% $30M/ 8% 8.2%/ 40 bps
YTD: $942M/ (11)% $39M/ (62)% 4.1%/ (560) bps
FY11: $1,549 to 1,558M / (7)% $210 to 219M / (23) to (20)% 13.5 to 14.1% / (280) to (220) bps

Revenue/Growth EBIT/Growth Margin/Growth
Q3 : $154M / +15% $27M / +11% 17.6% / (70) bps
YTD: $442M / +11% $67M / (8)% 15.2% / (330) bps
FY11: $593 to 599M / +11 to 12% $85 to 90M / (14) to (9)% 14.3 to 15.1% / (420) to (330) bps

Segment Results & Forecast – Securities Processing Solutions
Q3 and YTD growth driven by contributions from closed sales, internal revenue growth and acquisitions
(Penson and City Networks) offset by carryover loss from Bank of America/Merrill Lynch (BAML).
Acquisitions added 10% growth for the quarter and 9% YTD/FY.  Penson will also add an additional
2-3% revenue growth next year given timing of conversions
YTD closed sales of $43M versus $24M for the same period last year.  YTD includes previously disclosed closed sale to a large global institutional client accounting for >$20M with no significant revenue contribution expected until Q4 FY12. Full year forecast of $45-50M
Strong internal revenue growth in Q3 driven by continued improvement in both Equity and Fixed Income trade volumes
Q3 and YTD margin decline driven by the impact of the lower Outsourcing margin due to the on-going
Penson conversion and the slight dilutive impact of City Networks in the first year
Excluding the Penson outsourcing services agreement and the City Networks acquisition, revenue grew
6% and margin improved to 21%
(Non-GAAP)
(Non-GAAP)

Revenue growth in the range of (3)-(2)%
Closed sales forecast for the year at $135-180M (Recurring $110-150M)
Non-GAAP Earnings before interest and taxes margin of 12.7-13.4%
Diluted Earnings Per Share:
GAAP EPS (continuing operations) in the range of $1.30-1.40
Diluted weighted-average outstanding shares of ~128M
Free cash flow (Non-GAAP) in the range of approximately $140-200M, includes:
Increase in investment implementation cost of ~$35M (Penson and IBM)
Reversal of FY10 $30M additional contribution to working capital in FY11
Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128M weighted-average outstanding shares guidance
Revolving credit facility and term loan mature on March 29, 2012 and are expected to be renewed prior to maturity
Broadridge - FY11 Continuing Operations Financial Guidance Summary

Summary
We are staying the course
Third quarter results were solid
Core recurring revenue is strong and performed as expected
Event-driven revenues remain weak
We continue to make good progress on our three strategic initiatives
IBM, Penson and MSSB
Strong client revenue retention rate of 99%
Closed sales are solid and more profitable than in the past
Many large deals in progress
Acquisitions are adding significant value and performing above or near plan
New strategic initiatives, acquisitions and related sales providing meaningful opportunities
No significant change in the regulatory environment
First annual Investor Day scheduled for June 22, 2011
Associates are focused and engaged

12 Q&A There are no slides during this portion of the presentation

13 Closing Comments There are no slides during this portion of the presentation

14 Appendix Appendix

FY11 Financial Guidance
Figures in millions, except EPS
Revenues EPS Revenues EPS Revenues EPS Revenues EPS Revenues EPS
FY10 (GAAP)
968 $       0.56 $         1,241 $      1.06 $        2,209 $      1.62 $
Core Business
Recurring - - 27 0.11 27 0.11
Sales (without MSSB) 16 0.07 30 0.11 46 0.18
Losses (13) (0.06) (11) (0.04) (24) (0.10)
Internal Growth (3) (0.01) 8 0.04 5 0.03
Event-Driven Fees (84) (0.25) (32) (0.09) (116) (0.34)
Distribution (64) (0.03) (42) (0.01) (106) (0.04)
Acquisitions 21 - 69 0.01 90 0.01
Key Initiatives
Penson 11 (0.04) 19 (0.04) 30 (0.08) 20 0.08 - -
MSSB 12 - 7 0.02 19 0.02 5 0.03 - 0.03
IBM - (0.01) (0.01) (0.12) 0.24
Key Initiatives 23 (0.04) 26 (0.03) 49 (0.07) 25 (0.01) - 0.27
Other
Restructuring - (0.05) (0.05) 0.11 0.03
Expense Savings / FX / Other (0.02) 7 0.08 7 0.06
Share Repurchases 0.02 0.09 0.11
Tax Rate (0.06) - (0.06)
Interest Refinanced Debt
Total Change (104) (0.38) 55 0.11 (49) (0.27)
FY11 (GAAP) 864 $       0.18 $         1,296 $      1.17 $        2,160 $      1.35 $
Note:
(A)
Shows only directional view for key initiatives discussed. Does not include forward looking guidance for core business, acquistions, taxes or share repurchases.
2Q11 YTD 2H11 FY11 FY12 FY13
Actual
Mid-Point Guidance Mid-Point Guidance Key Initiatives (A) Key Initiatives (A)
Circled numbers represent change from prior quarter which relates to postage revenues (primarily related to mix of mailings).  No EPS impact.

Segment Results & Forecast – Other & Foreign Exchange (FX)
FY11:
Corporate Expenses and Investments: Full year run rate in the $20M range, consisting of corporate expenses, excluding M&A activity, IBM ITO/ one-time charge
FX: Full year low and high ranges assume current rates and forward rates, respectively
FY11 Range
3Q11
3Q11 YTD
Low High
Other Fees Revenue $0M $0M $1M $1M
  Other Fees Margin $0M $0M $1M $1M
Interest Expense $(2)M $(6)M $(10)M $(10)M
Corp. Expenses & Investments $(7)M $(17)M $(28)M $(31)M
FX - P&L - Revenue $4M $7M $7M $14M
- EBIT $3M $7M $6M $11M
- Transaction Activity $0M $(1)M $0M $0M

Broadridge 3Q and YTD from Continuing Operations
Revenue
($ in millions)
Earnings Revenue
($ in millions)
Earnings
FY10 FY11 FY10 FY11 FY10 FY11 FY10 FY11
Q3 Q3 Q3 Q3 Q3 YTD Q3 YTD Q3 YTD Q3 YTD
$356 $369 ICS $28 $30 $1,060 $942 ICS $102 $39
6% 3%
Growth %  /  Margin %
7.8% 8.2% 12% -11%
Growth %  /  Margin %
9.7% 4.1%
$134 $154 SPS $25 $27 $398 $442 SPS $73 $67
-2% 15% Growth %  /  Margin %   18.3% 17.6% -6% 11% Growth %  /  Margin %  18.5% 15.2%
$490 $523 Total Segments $52 $57 $1,457 $1,384 Total Segments $176 $106
4% 7% Growth %  / Margin %  10.7% 10.9% 7% -5% Growth %  / Margin %  12.1% 7.7%
$0 $0 Other ($3) ($7) $2 $0 Other ($10) ($17)
$1 $4 FX
*
$2 $3 ($1) $7 FX
*
$2 $6
$491 $527 Total Broadridge $51 $53 $1,459 $1,391
Total Broadridge
$167 $95
6% 7% Growth % / Margin %  10.4% 10.1% 8% -5% Growth % / Margin %  11.5% 6.8%
Interest & Other ($3) ($2) Interest & Other ($8) ($6)
Total EBT $48 $51 Total EBT $159 $88
Margin % 9.9% 9.7% Margin % 10.9% 6.4%
Income Taxes ($18) ($18) Income Taxes ($50) ($32)
Tax Rate (a) 36.3% 36.2% Tax Rate (a) 31.7% 36.2%
Total Net Earnings $31 $33 Total Net Earnings $109 $56
Margin % 6.3% 6.2% Margin % 7.5% 4.1%
Diluted Shares 139 128 Diluted Shares 140 129
Diluted EPS (GAAP) $0.22 $0.25 Diluted EPS (GAAP) $0.78 $0.44
Diluted EPS Before 1-Times (Non-GAAP) $0.22 $0.25 Diluted EPS Before 1-Times (Non-GAAP) (b) $0.72 $0.44
*
Includes impacts of FX P&L Margin and FX Transaction Activity
*
Includes impacts of FX P&L Margin and FX Transaction Activity
(a) FY10 Q3YTD Tax Rate of 31.7% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date benefit the FY10 Q3 YTD tax rate would be 36.7%
(b) FY10 Q3 YTD Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes)
$0.06 impact to EPS.

Broadridge FY11 Guidance from Continuing Operations
($ in millions)
FY10
FY11 Range
FY10
FY11 Range
Actual
Low High
Actual
Low High
$1,670 $1,549 $1,558 ICS $273 $210 $219
9% -7% -7% Growth %  /  Margin % 16.3% 13.5% 14.1%
$536 $593 $599 SPS $99 $85 $90
-4% 11% 12%
Growth %  /  Margin %
18.5% 14.3% 15.1%
$2,205 $2,142 $2,157
Total Segments
$372 $294 $310
6% -3% -2%
Growth % / Margin %
16.9% 13.7% 14.4%
$2 $1 $1 Other ($25) ($27) ($30)
$1 $7 $14 FX
*
$5 $6 $11
$2,209 $2,150 $2,171 Total Broadridge $352 $274 $291
7% -3% -2%
Growth %  /  Margin %
15.9% 12.7% 13.4%
Interest & Other ($10) ($10) ($10)
Total EBT $342 $264 $281
FY11 Range
Margin %
15.5% 12.3% 12.9%
Segments Low High
ICS $90 $130
Income Taxes ($117) ($98) ($102)
SPS $45 $50 Tax Rate (a)
34.2% 37.0% 36.2%
Total $135 $180
Total Net Earnings $225 $166 $179
Margin %
10.2% 7.7% 8.2%
Diluted Shares 139 128 128
Diluted EPS (GAAP) $1.62 $1.30 $1.40
$1.56 $1.30 $1.40
* Includes impact of FX P&L Margin and FX Transaction Activity
(a) FY10 Full Year Tax Rate of 34.2% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date benefit the FY10 Full Year tax rate would be 36.5%
(b) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.
Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to be within our 128 million weighted-average outstanding shares guidance.
Closed Sales
Revenue Earnings
Diluted EPS Before 1-Times (Non-GAAP) (b)

Cash Flow – 3Q11 Results and FY11 Forecast
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
Unaudited
(In millions)
Nine Months Ended
March 2011 Low High
Net earnings from continuing operations (GAAP) 57 $                             166 $                  179 $
Depreciation and amortization (includes other LT assets) 51 65 75
Stock-based compensation expense 23 30 30
Other (7) (5) 5
Subtotal 124 256 289
Working capital changes (68) (30) (25)
Long-term assets & liabilities changes (18) (30) (20)
Net cash flow provided by continuing operating activities 38 196 244
Cash Flows From Investing Activities
IBM / ITO data center investment   (6) (10) (5)
Capital expenditures & software purchases (24) (45) (40)
Free cash flow (Non-GAAP) 8 $                               141 $                  199 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (293) (293) (293)
Stock repurchases net of options proceeds (176) (176) (176)
Proceeds from Short-term borrowing 240 200 200
Dividends paid (56) (76) (76)
Other (includes Disc Ops) 15 10 12
Net change in cash and cash equivalents (262) (194) (134)
Cash and cash equivalents, at the beginning of year 413 413 413
Cash and cash equivalents, at the end of period 151 $                           219 $                  279 $
FY11 Range (a)
Free Cash Flow (Non-GAAP)
:

Closed Sales to Revenue Contribution
($ in millions)
Forecast
Recurring
(B)
FY09
(A)
FY10 FY11
ICS
(C)
$55 $80 $65-100
~ Revenue Contribution Year 1-3
55% 35% 10% 50% 40% 10% 20% 50% 15%
SPS $30 $40 $45-50
~ Revenue Contribution Year 1-3
33% 67% 0% 10% 40% 50% 10% 20% 60%
Event-Driven $45 $55 $25-30
~ Revenue Contribution Year 1-3
70% 10% 20% 80% 10% 10% 50% 50% 0%
Total Closed Sales
(B)
$130 $175 $135-180
~ Revenue Contribution Year 1-3
50% 30% 20% 50% 30% 20% 25% 35% 30%
(A)
FY09 Closed Sales were adjusted down to $130M from $140M. The $10M difference relates to the Penson Canada deal that is now being reflected as an acquisition.
(B)
FY11 Recurring Revenue Closed Sales are expected to contribute revenue over a four year period.
(C)
FY11 Closed Sales include approximately $9M related to acquisitions.

Revenues and Closed Sales FY05-FY11
($ in millions)
FY05-10 Forecast FY10-11
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 Growth Rates
ICS 414 $              480 $              481 $               521 $              547 $               575 $         7% $607-612 ~6%
Growth 16% 0% 8% 5% 5%
SPS 459 $              458 $              509 $               515 $              537 $               513 $         2% $521-527 2-3%
Growth 0% 11% 1% 4% -4%
Segment Recurring Fee Revenues 873 $              937 $              990 $               1,036 $          1,084 $           1,088 $     5% $1,127-1,138 4-5%
Growth 7% 6% 5% 5% 0%
Acquisitions 0 $                   18 $                28 $                  28 $                33 $                  45 $           NM* $162 NM*
Total Recurring Fee Revenues 873 $              955 $              1,018 $           1,064 $          1,117 $           1,133 $     5% $1,289-1,300 14-15%
9% 7% 5% 5% 1%
Event-Driven 158 $              186 $              241 $               237 $              216 $               292 $         13% $175 ~(40)%
Growth 18% 30% -2% -9% 35%
Distribution 649 $              730 $              821 $               808 $              757 $               781 $         4% $680-682 ~(13)%
Growth 12% 12% -2% -6% 3%
Other/FX (25) $              (19) $              (12) $                22 $                (17) $                4 $             NM* $8-14 NM*
Total BR Revenues 1,656 $          1,853 $          2,067 $           2,131 $          2,073 $           2,209 $     6% $2,150-2,171 (3)-(2)%
Growth 12% 12% 3% -3% 7%
Recurring Closed Sales 77 $                92 $                63 $                  82 $                95 $                  119 $         9% $110-150
Growth 19% -32% 30% 16% 25%
ED Closed Sales 24 $                33 $                49 $                  63 $                44 $                  56 $           18% $25-30
Growth 38% 48% 29% -30% 27%
Total Closed Sales 101 $              125 $              112 $               145 $              139 $               175 $         12% $135-180
Growth 24% -10% 29% -4% 26%
*NM= Not Meaningful
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11
Mutual Fund Proxy 51 $          61 $          79 $          92 $          55 $          150 $        24% 35 $
Mutual Fund Supplemental/ Pre-sale 70 $          76 $          88 $          86 $          95 $          83 $          3% 85 $
Contest/ Specials/ Other Communications 38 $          49 $          73 $          59 $          67 $          59 $          9% 55 $
Total Event-Driven Fee Revenues 158 $        186 $        241 $        237 $        216 $        292 $        13% 175 $
Growth 18% 30% -2% -9% 35%
Recurring Distribution Revenues 487 $        552 $        579 $        566 $        556 $        554 $        3% ~$540
Growth 13% 5% -2% -2% 0%
ED Distribution Revenues 162 $        178 $        242 $        242 $        201 $        227 $        7% ~$160
Growth 10% 36% 0% -17% 13%
Total Distribution Revenues 649 $        730 $        821 $        808 $        757 $        781 $        4% ~$700
Growth 12% 12% -2% -6% 3%

Reconciliation of Non-GAAP to GAAP Measures
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
(a) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.
EBIT Reconciliation 3Q10 3Q11 YTD10 YTD11 FY10 FY11 Range (a)
($ in millions)
Actual Actual Actual Actual Actual Low High
EBIT (Non-GAAP)* $51 $53 $167 $95 $352 $274 $291
Margin % 10.4% 10.1% 11.5% 6.8% 15.9% 12.7% 13.4%
Interest & Other ($3) ($2) ($8) ($6) ($10) ($10) ($10)
Total EBT (GAAP) $48 $51 $159 $88 $342 $264 $281
Margin % 9.9% 9.7% 10.9% 6.4% 15.5% 12.3% 12.9%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP) $0.22 $0.25 $0.78 $0.44 $1.62 $1.30 $1.40
One-time recognition of a deferred tax asset -              -                      ($0.06) -                      ($0.06) -               -
Diluted EPS before One-Times (Non-GAAP) (a)
$0.22 $0.25 $0.72 $0.44 $1.56 $1.30 $1.40
*   Includes impact of FX Transaction Activity
Free Cash Flow Reconciliation
Nine Months Ended
($ in millions)
March 2011
Low High
Net earnings from continuing operations (GAAP) 57 $                             166 $                  179 $
Depreciation and amortization (includes other LT assets) 51 65 75
Stock-based compensation expense 23 30 30
Other (7) (5) 5
Subtotal 124 256 289
Working capital changes (68) (30) (25)
Long-term assets & liabilities changes (18) (30) (20)
Net cash flow provided by continuing operating activities 38 196 244
Cash Flows From Investing Activities
IBM / ITO data center investment   (6) (10) (5)
Capital expenditures & software purchases (24) (45) (40)
Free cash flow (Non-GAAP) 8 $                               141 $                  199 $
FY11 Range
(a)
Free Cash Flow (Non-GAAP) :

ICS Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
Fee Revenues
3Q10 3Q11 FY10 YTD FY11 YTD Type
Proxy
Equities 28.3 $      31.1 $      81.4 $        81.2 $        RC
Stock Record Position Growth -4% 0% -4% -1%
Pieces 27.2 25.6 82.2 69.6
Mutual Funds 21.7 $      12.8 $      120.5 $      30.1 $        ED
Pieces 28.2 16.9 167.9 41.0 (11.667) 10
Contests/Specials 4.4 $       2.1 $       16.0 $        10.3 $        ED
Pieces 6.4 2.1 21.4 10.9 (3.333) 5
Total Proxy 54.4 $      46.0 $      217.9 $      121.6 $
Total Pieces 61.8 44.6 271.5 121.5
Notice and Access Opt-in % 61% 61% 57% 57%
Suppression % 46% 52% 52% 50%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 26.2 $      30.0 $      67.5 $        76.5 $        RC
Position Growth 9% 8% 5% 9%
Pieces 135.6 146.4 358.3 386.1
Mutual Funds (Supplemental Prospectuses) & Other 16.0 $      14.3 $      36.0 $        34.1 $        ED
Pieces 96.4 86.4 205.2 198.1 -20 13.33333
Total  Interims 42.2 $      44.3 $      103.5 $      110.6 $
Total Pieces 232.0 232.8 563.5 584.2
Transaction
Transaction Reporting/Customer Communications 42.3 $      45.4 $      105.6 $      118.0 $      RC
Reporting
Fulfillment
Post-Sale Fulfillment 18.6 $      17.7 $      56.6 $        53.8 $        RC
Pre-Sale Fulfillment 9.0 $       10.8 $      25.8 $        31.6 $        ED
Total Fulfillment 27.6 $      28.5 $      82.4 $        85.4 $
Other
Other -Recurring
(1)
3.8 $       33.6 $      10.1 $        49.2 $        RC
Communications
Other - Event-Driven
(2)
11.2 $      11.3 $      28.7 $        25.6 $        ED
Total Other 15.0 $      44.9 $      38.8 $        74.8 $
Total Fee Revenues 181.5 $    209.1 $    548.2 $      510.4 $
Total Distribution Revenues 175.0 $    159.8 $    511.6 $      432.1 $
Total Revenues as reported -GAAP 356.5 $    368.9 $    1,059.7 $   942.5 $      FY11 Ranges
Low High
Total RC Fees 119.2 $    157.8 $    321.2 $      378.7 $      ~$700
Total ED Fees 62.3 $      51.3 $      227.0 $      131.7 $      ~$175
FY11 Ranges
Low High
Sales 4% 2% 3% 2% 2% 2%
Losses -1% 0% -2% 0% 0% 0%
Key
Net New Business 3% 2% 1% 2% 2% 2%
Revenue
Internal growth 0% 1% 0% 0% 0% 0%
Drivers
Recurring (Excluding Acquisitions) 3% 3% 1% 2% 2% 2%
Acquisitions 1% 8% 1% 4% 4% 4%
Total Recurring 4% 10% 2% 6% 6% 6%
Event-Driven 2% -3% 8% -9% -7% -7%
Distribution 1% -4% 2% -8% -6% -6%
TOTAL 7% 3% 12% -11% -7% -7%
(1) Other Recurring Fee Revenues include Matrix, NewRiver, StockTrans, Access Data, Forefield and Tax Reporting.
(2) Other Event-Driven includes 3.3M pieces for 3Q10 and 2.5M for 3Q11, primarily related to corporate actions.
Note: Certain prior period amounts have been reclassified to conform with current period presentation

SPS and Outsourcing Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
3Q10 3Q11 YTD10 YTD11 Type
Equity
Transaction-Based Equity Trades 57.6 $      64.4 $      176.5 $    178.6 $    RC
Internal Trade Volume
(1)
1,532 1,725 1,497 1,541
Internal Trade Growth 0% 13% -3% 3%
Trade Volume (Average Trades per Day in '000)
(2) (3)
1,556 1,746 1,516 1,559
Non-Transaction Other Equity Services 51.5 $      53.3 $      145.4 $    158.2 $    RC
Total Equity 109.1 $    117.7 $    321.9 $    336.8 $
Fixed Income
Transaction-Based Fixed Income Trades
[4]
11.3 $      14.4 $      35.1 $      41.7 $      RC
Internal Trade Volume
(1)
279 332 280 321
Internal Trade Growth -7% 19% -8% 15%
Trade Volume (Average Trades per Day in '000)
(3)
279 336 280 323
Non-Transaction Other Fixed Income Services
[4]
7.0 $       7.2 $       22.1 $      21.8 $      RC
Total Fixed Income 18.3 $      21.6 $      57.2 $      63.5 $
Outsourcing Outsourcing 6.2 $       14.6 $      18.4 $      41.3 $
# of Clients
7 11 7 11
Total Net Revenue as reported - GAAP 133.6 $    153.9 $    397.5 $    441.7 $
FY11 Ranges Q2
Low High
Sales 6% 3% 5% 4% 4% 4%
Losses -4% -2% -4% -4% -3% -3%
Key
Net New Business 2% 1% 1% 0% 1% 1%
Revenue
Transaction & Non-transaction -2% 6% -3% 4% 3% 4%
Drivers
Concessions -2% -1% -4% -2% -2% -2%
Internal growth -4% 5% -7% 2% 1% 2%
Acquisitions 0% 9% 0% 9% 9% 9%
TOTAL -2% 15% -6% 11% 11% 12%
(3) Prior Year's trade volume adjusted for comparability.
(4) Fixed Income FY10 Trade revenue adjusted to reclassify $0.5M mortgage product revenue to other fixed income services, $1.2M YTD.
(2) Equity Trade volume adjusted to excludes trades processed under fixed priced contracts.  Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.
(1) 3Q10 Internal Trade Volume previously was reported as 1,516 and 277 for Equities and Fixed Income, respectively.  YTD10 Internal Trade Volume previously was reported as 1,482 and 263 for Equities and Fixed Income, respectively.  These numbers were adjusted to reflect Losses and Sales in order to present consistent business for the purpose of calculating internal trade growth.

Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Mutual Funds (Supplemental Prospectuses) –
Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Broadridge ICS Definitions
Equities –
Mutual Funds –
Contest –
Specials –
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) –
Transaction Reporting  –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Other –
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications

Use of Material Contained Herein
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the copyright.
Financial information presented for periods prior to the March 30, 2007 spin-off of
Broadridge from Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had
Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from
ADP.
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Solutions, Inc.